UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under §240.14a-12

LIQUIDIA TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Liquidia Announces Special Meeting Date to Approve Proposed Acquisition of RareGen, LLC

Special Meeting of Liquidia Technologies, Inc. Stockholders Scheduled for October 21, 2020

RESEARCH TRIANGLE PARK, N.C., September 17, 2020 - Liquidia Technologies, Inc. (NASDAQ: LQDA), a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology, today announced that the special meeting of its stockholders to vote on the proposed acquisition of RareGen, LLC pursuant to the Agreement and Plan of Merger, dated June 29, 2020, will be held on October 21, 2020, at 4:30 p.m., Eastern Time. On September 16, 2020, Liquidia Corporation’s Registration Statement on Form S-4 relating to the proposed acquisition was declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

The special meeting of Liquidia Technologies stockholders to vote on certain matters related to the proposed acquisition will be held virtually. As described in the proxy materials for the special meeting, Liquidia Technologies stockholders of record as of the close of business on September 14, 2020, which is the record date for the special meeting, will be entitled to vote at the special meeting.

“We remain on track for the close of the RareGen acquisition and today marks another step toward completing this transformational transaction for our company, which we believe represents value for our stockholders and patients with pulmonary arterial hypertension,” said Neal Fowler, Chief Executive Officer of Liquidia. “We are encouraged by the ongoing support we are receiving from our employees and stockholders, as well as the significant progress we have made on integration planning, which continues to be our focus.”

The Liquidia Board of Directors approved the merger and encourages stockholders to vote in favor of the merger by following the instructions in the proxy materials for the merger.

Liquidia stockholders will be able to attend the special meeting online by visiting www.meetingcenter.io/287587626 at the date and time of the meeting. To be admitted to the virtual meeting, stockholders must enter the control number found on their proxy card or voting instruction form. Liquidia recommends that stockholders log-in at least 15 minutes before the special meeting starts to ensure that stockholders are logged in when the virtual meeting begins. Once admitted, stockholders will be able to vote their shares electronically and submit any questions during the meeting. Stockholders of record may also, and are strongly encouraged to, vote their shares in advance of the special meeting by following the instructions included in the proxy card or voting instruction form being delivered to stockholders with the other proxy materials.

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

The proposed merger is subject to customary closing conditions, including approval of the merger by the stockholders of Liquidia Technologies. After the close of the transaction, Liquidia Corporation common stock is expected to trade under the ticker symbol “LQDA” on the Nasdaq Capital Market as the successor to Liquidia Technologies.

The final proxy statement/prospectus filed with the SEC on September 16, 2020 contains important information about the proposed acquisition, the Agreement and Plan of Merger and the proposals to be considered at the special meeting and is available (here) on the investor page of Liquidia’s website.

About Liquidia

Liquidia is a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology to transform the lives of patients. PRINT is a particle engineering platform that enables precise production of uniform drug particles designed to improve the safety, efficacy and performance of a wide range of therapies. Currently, Liquidia is focused on the development of two product candidates for which it holds worldwide commercial rights: LIQ861 for the treatment of pulmonary arterial hypertension (PAH) and LIQ865 for the treatment of local post-operative pain. Liquidia is headquartered in Research Triangle Park, NC. For more information, please visit www.liquidia.com.

About RareGen
RareGen, LLC is a portfolio company of PBM Capital Group, a healthcare investment firm. RareGen provides strategy, investment, and commercialization for rare disease pharmaceutical products. RareGen has a national sales force focused on cardiology and pulmonology specialties.

Important Information About the Transaction and Where to Find It

In connection with the proposed merger transaction, the Company and Liquidia Corporation have filed documents with the  SEC, including the filing by Liquidia Corporation of a registration statement on Form S-4, which was declared effective on September 16, 2020, and a final proxy statement/prospectus, and the Company intends to mail to its stockholders a proxy statement regarding the proposed merger transaction to its stockholders that will also constitute a prospectus of the Company. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document which the Company or Liquidia Corporation have filed with the SEC. Investors and security holders of the Company and RareGen are urged to read the registration statement, the proxy statement/prospectus and any other relevant documents, as well as any amendments or supplements to these documents, carefully and in their entirety because they will contain important information. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of the Company  at the following:

Liquidia Technologies, Inc.

Jason Adair

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com
Investor Relations
(919) 328-4350
Jason.adair@liquidia.com

Participants in the Solicitation

The Company, RareGen and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction and related matters. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s Form 10-K for the year ended December 31, 2019 and its proxy statement filed on April 28, 2020, which are filed with the SEC. Additional information is available in the registration statement on Form S-4 and the proxy statement/prospectus.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statements Regarding Forward-Looking Statements

This press release may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts, including statements regarding our future results of operations and financial position, our strategic and financial initiatives, our business strategy and plans and our objectives for future operations, are forward-looking statements. Such forward-looking statements, including statements regarding clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs), regulatory applications and related timelines, including potential U.S. Food and Drug Administration (FDA) approval of the New Drug Application (NDA) for LIQ861, the timeline or outcome related to our patent litigation pending in the U.S. District Court for the District of Delaware or two petitions for inter partes review with the Patent Trial and Appeal Board, and our ability to execute on our strategic or financial initiatives, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks discussed in our and Liquidia Corporation’s filings with the SEC, including the risk that our proposed acquisition of RareGen, LLC is not consummated or that the expected benefits and synergies from the proposed acquisition are not realized, the impact of the coronavirus (COVID-19) outbreak on our company and our financial condition and results of operations, as well as a number of uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment and our industry has inherent risks. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that these goals will be achieved, and we undertake no duty to update our goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact Information

Media:
Michael Parks
Corporate Communications
484.356.7105
michael.parks@liquidia.com

Investors:
Jason Adair
Vice President, Corporate Development and Strategy
(919) 328-4350
jason.adair@liquidia.com